                                                                      EXHIBIT 21


     Subsidiaries of PG&E Corporation and Pacific Gas and Electric Company
     _____________________________________________________________________


1. Name, State of organization, location and nature of business of registrants and every subsidiary thereof,

       1.1.   PG&E Corporation

              One Market, Spear Tower, Suite 2400
              San Francisco, CA 94105

              PG&E Corporation, incorporated under the laws of the State of California, is a holding company formed by Pacific Gas and Electric Company, a public utility. On January 1, 1997 PG&E Corporation became the parent of Pacific Gas and Electric Company pursuant to a corporate reorganization plan. PG&E Corporation is also the parent of nonutility subsidiaries formerly owned by Pacific Gas and Electric Company.

       1.2.   Subsidiaries

       1.2.1. Elm Power Corporation
              One Market, Spear Tower, Suite 2400
              San Francisco, CA 94105

              Elm Power Corporation, incorporated under the laws of the State of Delaware, is a wholly subsidiary of PG&E
              Corporation.

       1.2.2. Pacific Gas and Electric Company
              77 Beale Street
              P.O. Box 770000
              San Francisco, CA 94177

              Pacific Gas and Electric Company, incorporated under the laws of the State of California, is a wholly owned subsidiary of PG&E Corporation. Pacific Gas and Electric Company is an operating public utility engaged principally in the business of supplying electric and natural gas service throughout most of Northern and Central California.

     1.2.2.1. Alberta and Southern Gas Co., Ltd.
              1500 Bankers Hall
              855 Second Street., SW
              Calgary, Alberta T2P 4J7

              Alberta and Southern Gas Co. Ltd., incorporated under the laws of Alberta, is a wholly owned Canadian subsidiary of Pacific Gas and Electric Company. Alberta and Southern Gas Co. Ltd. formerly purchased natural gas in Canada for the California market.

   1.2.2.1.1. Alberta and Southern Gas Marketing, Inc.
              1500 Bankers Hall
              855 Second Street., SW
              Calgary, Alberta T2P 4J7

              Alberta and Southern Gas Marketing, Inc., incorporated under the laws of Alberta, is a wholly owned subsidiary of Alberta and Southern Gas Co. Ltd. Alberta and
              Southern Gas Marketing, Inc. formerly marketed natural gas in non-California markets.

    1.2.2.2.  Natural Gas Corporation of California
              P.O. Box 770000
              77 Beale Street, 32nd Floor
              San Francisco, CA 94177

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                 Natural Gas Corporation of California, incorporated
                 under the laws of the State of California, is a wholly owned subsidiary of Pacific Gas and Electric Company. Natural Gas Corporation of California acts as the vehicle for the amortization of certain regulatory assets.

     1.2.2.2.1.  NGC Production Company
                 P.O. Box 770000
                 77 Beale Street, 32nd Floor
                 San Francisco, CA 94177

                 NGC Production Company, incorporated under the laws of the State of California, is a wholly owned subsidiary of Natural Gas Corporation of California. NGC
                 Production Company facilitates project financing for Natural Gas Corporation of California's capital requirements.

     1.2.2.2.2.  Alaska Gas Exploration Associates
                 P.O. Box 770000
                 77 Beale Street, 32nd Floor
                 San Francisco, CA 94177

                 Alaska Gas Exploration Associates, incorporated under the laws of the State of California, is 50% owned by Natural Gas Corporation of California.

       1.2.2.3.  Pacific Conservation Services Company
                 P.O. Box 770000
                 77 Beale Street, 32nd Floor
                 San Francisco, CA 94177

                 Pacific Conservation Services Company, incorporated under the laws of the State of California, is a wholly owned subsidiary of Pacific Gas and Electric Company. Pacific Conservation Services Company engages in borrowing and lending operations required to fund Pacific Gas and Electric Company conservation loan programs.

       1.2.2.4.  Calaska Energy Company
                 P.O. Box 770000
                 77 Beale Street, 32nd Floor
                 San Francisco, CA 94177

                 Calaska Energy Company, incorporated under the laws of the State of California, is a wholly owned subsidiary of Pacific Gas and Electric Company. Calaska Energy
                 Company was Pacific Gas and Electric Company's representative in the Alaska Highway Pipeline Project, which was formed to bring Prudhoe Bay natural gas to the lower 48 states.

       1.2.2.5.  Eureka Energy Company
                 P.O. Box 770000
                 77 Beale Street, 32nd Floor
                 San Francisco, CA 94177

                 Eureka Energy Company, incorporated under the laws of the State of California, is a wholly owned subsidiary of Pacific Gas and Electric Company. Eureka Energy Company owns land in San Luis Obispo County.

       1.2.2.6.  Standard Pacific Gas Line, Inc.
                 P.O. Box 770000
                 77 Beale Street, 32nd Floor
                 San Francisco, CA 94177

                 Standard Pacific Gas Line, Inc., incorporated under the laws of the State of California, is a subsidiary of Pacific Gas and Electric Company. Standard Pacific Gas Line, Inc. transports natural gas in California.
                 Pacific Gas and Electric Company owns a 85.71% interest, and Chevron Pipe Line Company owns the remaining 14.29% interest.

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       1.2.2.7.    Pacific California Gas System, Inc.
                   P.O. Box 770000
                   77 Beale Street, 32nd Floor
                   San Francisco, CA 94177

                   Pacific California Gas System, Inc., incorporated under the laws of the State of California, is a wholly owned subsidiary of Pacific Gas and Electric Company. Pacific California Gas System, Inc. was created to hold intrastate gas pipeline operations.

       1.2.2.8.    Pacific Energy Fuels Company
                   P.O. Box 770000
                   77 Beale Street, 32nd Floor
                   San Francisco, CA 94177

                   Pacific Energy Fuels Company, incorporated under the laws of the State of California, is a wholly owned subsidiary of Pacific Gas and Electric Company. Pacific Energy Fuels Company owns and finances nuclear fuel inventory.

       1.2.2.9.    Pacific Gas Properties Company
                   P.O. Box 770000
                   77 Beale Street, 32nd Floor
                   San Francisco, CA 94177

                   Pacific Gas Properties Company, incorporated under the laws of the State of California, is a wholly owned subsidiary of Pacific Gas and Electric Company. Pacific Gas Properties Company owns California property.

       1.2.2.9.1.  Pacific Properties
                   P.O. Box 770000
                   77 Beale Street, 32nd Floor
                   San Francisco, CA 94177

                   Pacific Properties, incorporated under the laws of the State of California, is 50% owned by Pacific Gas Properties Company. Pacific Properties owns
                   California property.

       1.2.2.10.   Chico Commons, L.P.
                   One Market, Spear Tower, Suite 2400
                   San Francisco, CA 94105

                   Chico Commons, L.P., a California partnership, is 41% owned by Pacific Gas and Electric Company as a limited partner. Chico Commons, L.P. was created to construct and own low income housing.

       1.2.2.11.   PG&E Capital I
                   P.O. Box 770000
                   77 Beale Street, 32nd Floor
                   San Francisco, CA 94177

                   PG&E Capital I, a business trust, is 3% owned by Pacific Gas and Electric Company. PG&E Capital I was formed as a special purpose financing vehicle for the purpose of issuing deferrable income securities.

       1.2.2.12.   PG&E Funding, LLC
                   245 Market Street, Suite 424
                   San Francisco, CA 94105

                   PG&E Funding, LLC, incorporated under the laws of the State of Delaware, is a wholly owned subsidiary of Pacific Gas and Electric Company. PG&E Funding, LLC is a special purpose financing vehicle formed for the ownership of transition property and issuance of securities.

       1.2.2.13.   201 Turk Street, L.P.
                   One Market, Spear Tower, Suite 2400
                   San Francisco, CA 94105

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                  201 Turk Street, L.P., a California partnership, is
                  32.4% owned by Pacific Gas and Electric Company as a limited partner. 201 Turk Street, L.P. was created to construct and own a low income housing project.

       1.2.2.14. 1989 Oakland Housing Partnership Associates, L.P. One Market, Spear Tower, Suite 2400
                  San Francisco, CA 94105

                  1989 Oakland Housing Partnership Associates, L.P., a California partnership, is owned 40% by Pacific Gas and Electric Company as a limited partner. 1989 Oakland Housing Partnership Associates, L.P. was created to construct and own low income housing.

       1.2.2.15.  1992 Oakland Regional Housing Partnership Associates,
                  L.P.
                  One Market, Spear Tower, Suite 2400
                  San Francisco, CA 94105

                  1992 Oakland Regional Housing Partnership Associates, L.P., a California partnership, is owned 17% by Pacific Gas and Electric Company as a limited partner. 1992 Oakland Housing Partnership Associates, L.P. was created to construct and own low income housing.

       1.2.2.16.  1994 Oakland Regional Housing Partnership Associates,
                  L.P.
                  One Market, Spear Tower, Suite 2400
                  San Francisco, CA 94105

                  1994 Oakland Regional Housing Partnership Associates, L.P., a California partnership, is owned 12% by Pacific Gas and Electric Company as a limited partner. 1994 Oakland Regional Housing Partnership Associates, L.P. was created to construct and own low income housing.

       1.2.2.17. Pacific Gas and Electric Housing Fund Partnership, L.P. One Market, Spear Tower, Suite 2400
                  San Francisco, CA 94105

                  Pacific Gas and Electric Housing Fund Partnership, L.P., a California partnership, is owned 99.9% by Pacific Gas and Electric Company as a limited partner. Pacific Gas and Electric Housing Fund Partnership, L.P., invests in projects that construct and own low income housing.

       1.2.2.18.  Merritt Community Capital Fund V, L.P.
                  One Market, Spear Tower, Suite 2400
                  San Francisco, CA 94105

                  Merritt Community Capital Fund V, L.P., a California partnership, is owned 2.2% by Pacific Gas and Electric Company as a limited partner. Merritt Community Capital Fund V, L.P., was created to construct and own low income housing.

       1.2.2.19.  Schoolhouse Lane Apartments, L.P.
                  One Market, Spear Tower, Suite 2400
                  San Francisco, CA 94105

                  Schoolhouse Lane Apartments, L.P., a California partnership, is owned 99% by Pacific Gas and Electric Company as a limited partner. Schoolhouse Lane
                  Apartments, L.P., was created to construct and own low income housing.

       1.2.2.20.  PG&E Holdings, LLC
                  One Market, Spear Tower, Suite 2400
                  San Francisco, CA 94105

                  PG&E Holdings, LLC, incorporated under the laws of the State of Delaware, is a wholly owned subsidiary of Pacific Gas and Electric Company. PG&E Holdings, LLC

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                     was formed as a holding company for repurchased shares.

       1.2.3.        PG&E National Energy Group, Inc.
                     One Market, Spear Tower, Suite 2400
                     San Francisco, CA 94105

                     PG&E National Energy Group, Inc. (formerly PG&E Diversified Investments, Inc.), incorporated under the laws of the State of Delaware, is a wholly owned subsidiary of PG&E Corporation. PG&E Diversified Investments, Inc. was formed for the purpose of holding ownership of PG&E Corporation's unregulated subsidiaries, both direct and indirect.

       1.2.3.1.      PG&E Capital, LLC
                     One Market, Spear Tower, Suite 2400
                     San Francisco, CA 94105

                     PG&E Capital, LLC, incorporated under the laws of the State of Delaware, is a wholly-owned subsidiary of PG&E National Energy Group, Inc., formed for financing and other transactions related to the energy industry.

       1.2.3.2.      PG&E Corporation Support Services, Inc.
                     One Market, Spear Tower, Suite 2400
                     San Francisco, CA 94105

                     PG&E Corporation Support Services, Inc., incorporated under the laws of the State of Delaware, is a wholly-owned subsidiary of PG&E National Energy Group, Inc. that provides general corporate support services to the family outside the State of California.

       1.2.3.3.      PG&E Energy Trading - Gas Corporation
                     1100 Louisiana, Suite 1000
                     Houston, Texas 77002

                     PG&E Energy Trading - Gas Corporation, incorporated under the laws of the State of California, is a wholly owned subsidiary of PG&E National Energy Group, Inc. PG&E Energy Trading - Gas Corporation purchases and resells energy commodities and related financial instruments.

       1.2.3.3.1.    PG&E Energy Trading, Canada Corporation
                     335 Eighth Avenue, S.W. Suite 1740
                     Calgary, Alberta T2P 1CP
                     Canada

                     PG&E Energy Trading, Canada Corporation, incorporated in the province of Alberta, Canada, is a wholly owned subsidiary of PG&E Energy Trading - Gas Corporation. PG&E Energy Trading, Canada Corporation markets and trades natural gas in Canada.

       1.2.3.3.1.1.  CEG Energy Options Inc.
                     2366 Avenue C North, Suite 101
                     Saskatoon, Saskatchewan S7L 5X5
                     Canada

                     CEG Energy Options Inc., incorporated in the province of Saskatchewan, Canada, is a wholly owned subsidiary of PG&E Energy Trading, Canada
                     Corporation. CEG Energy Options Inc. markets natural gas in Canada.

       1.2.3.4.      PG&E Enterprises
                     One Market, Spear Tower, Suite 2400
                     San Francisco, CA 94105

                     PG&E Enterprises, incorporated under the laws of the State of California, is a wholly owned subsidiary of PG&E National Energy Group, Inc. PG&E Enterprises was formed as a holding company for oil and gas, real estate, electric generation, and technology investments.

                                       5
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       1.2.3.4.1.      PG&E Shareholdings, Inc.
                       (formerly PG&E Generating Company)
                       One Market, Spear Tower, Suite 2400
                       San Francisco, CA 94105

                       PG&E Shareholdings, Inc.(formerly PG&E Generating Company), incorporated under the laws of the State of California, is a wholly owned non-regulated subsidiary of PG&E Enterprises. Through its subsidiaries, PG&E Shareholdings, Inc. develops real estate in Pacific Gas and Electric Company's service territory. In addition, some subsidiaries of PG&E Shareholdings, Inc. have made fuel-related investments and a limited number of non-energy related investments.

       1.2.3.4.1.1.    Gilia Enterprises
                       California Corporation
                       100% owned by PG&E Shareholdings, Inc.

                       4615 Cowell Blvd.
                       Davis, CA 95616

                       A wholly owned, non-regulated indirect subsidiary of PG&E Enterprises through its ownership of PG&E Generating Company. Formed to hold interest in real estate investment

       1.2.3.4.1.1.1.  Marengo Ranch Joint Venture
                       California Partnership
                       3% owned by PG&E Shareholdings, Inc. as limited partner, 1.3% owned by Gilia Enterprises as general partner

                       4615 Cowell Blvd.
                       Davis, CA 95616

                       Land development in Sacramento County

       1.2.3.4.1.1.2.  Oat Creek Associates Joint Venture
                       California Partnership
                       50% owned by PG&E Shareholdings, Inc. as limited partner
                       50% owned by Gilia Enterprises as general partner

                       4615 Cowell Blvd.
                       Davis, CA 95616

                       Land development in Yolo County

       1.2.3.4.1.2.    Rancho Murieta Joint Venture
                       California Partnership
                       45% owned by PG&E Shareholdings, Inc. as limited partner

                       4615 Cowell Blvd.
                       Davis, CA 95616

                       Real estate development.

       1.2.3.4.1.3.    1701 Oak Partnership
                       California Partnership
                       50% owned by PG&E Shareholdings, Inc. as limited partner

                       4615 Cowell Blvd.
                       Davis, CA 95616

                       Real estate development.

       1.2.3.4.1.4.    1801 Oak Partnership
                       California Partnership
                       50% owned by PG&E Shareholdings, Inc. as limited partner

                       4615 Cowell Blvd.

                       Davis, CA 95616

                       Real estate development.

       1.2.3.4.1.5.    BPS I, Inc.
                       California Corporation
                       100% owned by PG&E Shareholdings, Inc.

                       One Market, Spear Tower, Suite 2400
                       San Francisco, CA 94105

                       A wholly-owned, non-regulated real estate development subsidiary of PG&E Enterprises through its ownership of PG&E Shareholdings, Inc.

       1.2.3.4.1.5.1.  Solano Business Park Associates, L.P.
                       California Partnership
                       50% owed by BPS I, Inc. as general partner

                       4615 Cowell Blvd.
                       Davis, CA 95616

       1.2.3.4.1.5.2.  Alhambra Pacific (Joint Venture)
                       California Partnership
                       80% owned by PG&E Shareholdings, Inc. as general partner
                       20% owned by BPS I, Inc. as limited partner

                       4615 Cowell Blvd.
                       Davis, CA 95616

                       Ownership of property in Yolo County.

       1.2.3.4.1.6.    The Conaway Ranch Company
                       California Corporation
                       100% owned by PG&E Shareholdings, Inc.

                       One Market, Spear Tower, Suite 2400
                       San Francisco, CA 94105

                       A wholly-owned, non-regulated indirect subsidiary of PG&E Enterprises through its ownership of PG&E Shareholdings, Inc., in partnership with the Conaway Conservancy Group, an existing California general partnership owning the Conaway Ranch.

       1.2.3.4.1.6.1.  Conaway Conservancy Group Joint Venture
                       California partnership
                       70% by PG&E Shareholdings, Inc
                       30% by Conaway Ranch Company

                       4615 Cowell Blvd.
                       Davis, CA 95616

                       Ownership of property in Yolo County.

       1.2.3.4.1.7.    DPR, Inc.
                       California corporation
                       100% owned by PG&E Shareholdings, Inc.

                       One Market, Spear Tower, Suite 2400
                       San Francisco, CA 94105

                       A wholly-owned, non-regulated indirect subsidiary of PG&E Enterprises through its ownership of PG&E Shareholdings, Inc.; general partner in a real estate partnership.

       1.2.3.4.1.8.    McSweeney Ranch Joint Venture
                       California partnership
                       50% owned by PG&E Shareholdings, Inc.

                       4615 Cowell Blvd.
                       Davis, CA 95616

       1.2.3.4.1.9.    PG&E Energy Trading - Power Holdings Corporation

                                       7
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                         California corporation
                         100% owned by PG&E Generating Company

                         7500 Old Georgetown Rd., Suite 1300
                         Bethesda, MD 20814

                         This corporation serves as the 2% sole general partner of PG&E Energy Trading - Power, L.P.

       1.2.3.4.1.9.1.    PG&E ET Investments Corporation
                         Delaware corporation
                         100% owned by PG&E Energy Trading - Power Holdings Corporation

                         7330 San Pedro Avenue, Suite 400
                         San Antonio, TX 78216-6236

                         This investment corporation owns the 98% limited partner interest in PG&E Energy Trading - Power, L.P.

       1.2.3.4.1.9.1.1.  PG&E Energy Trading-Power, L.P.
                         Delaware limited partnership
                         98% owned by PG&E ET Investments Corporation
                         2% owned by PG&E Energy Trading - Power Holdings Corporation

                         7500 Old Georgetown Rd., Suite 1300
                         Bethesda, MD 20814

                         This limited partnership is engaged in electric power marketing and trading.

       1.2.3.4.1.10.     PG&E International Inc.
                         (formerly "PG&E Generating International Company") One Market, Spear Tower, Suite 2400
                         San Francisco, CA 94105

                         PG&E International Inc., incorporated under the laws of the State of California, is a wholly owned subsidiary of PG&E Shareholdings, Inc. PG&E International Inc. is a holding company for overseas project companies.

       1.2.3.4.1.10.1. PG&E International Development Holdings, LLC Delaware corporation
                         One Market, Spear Tower, Suite 2400
                         San Francisco, CA 94105

                         A wholly-owned subsidiary of PG&E International, Inc., incorporated under the laws of the State of Delaware, formed to own and sell an Australian pipeline development company.

       1.2.3.4.1.10.2.   Gannet Power Corporation
                         California corporation
                         100% owned by PG&E International Inc.

                         One Market, Spear Tower, Suite 2400
                         San Francisco, CA 94105

       1.2.3.4.1.10.3.   PG&E Overseas Holdings I, LTD.
                         Cayman Islands Company
                         100% owned by PG&E International Inc.

                         P.O. Box 309, George Town
                         Grand Cayman, Cayman Islands, BWI

                         A wholly-owned, non-regulated indirect subsidiary of PG&E Enterprises through its ownership of PG&E Shareholdings, Inc. and PG&E International, Inc. Holding Company for PG&E Overseas Holdings II, Ltd.

       1.2.3.4.1.10.3.1. PG&E Overseas Holdings II, Ltd.
                         Labuan Company

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                              Unit Level 9(A2), Main Office Tower
                              Financial Park Labuan, Jalan Merdeka
                              87000 W.P. Labuan
                              Malaysia

                              100% owned by PG&E Overseas Holdings I, LTD.

                              A wholly-owned, non-regulated indirect
                              subsidiary of PG&E Enterprises through its ownership of PG&E Shareholdings, Inc., PG&E International, Inc., and PG&E Overseas Holdings I, Ltd.

       1.2.3.4.1.10.3.1.1. PG&E Corporation Australian Holdings Pty, Ltd.(formerly PGT Nominees Pty Ltd)

                              Level 33, Waterfront Place
                              One Eagle Street
                              Brisbane, Queensland 4000
                              Australia

                              PG&E Corporation Australian Holdings Pty,
                              Ltd., incorporated under the laws of
                              Australia, is a wholly owned subsidiary of PG&E Overseas Holdings II, Ltd. PG&E Corporation Australian Holdings Pty, Ltd. was created in anticipation of the expansion of business operations in Australia.

       1.2.3.4.1.10.3.1.1.1. PG&E Gas Transmission Australia Pty Ltd. (formerly PGT Australia Pty Ltd.)

                              Level 33, Waterfront Place
                              One Eagle Street
                              Brisbane, Queensland 4000
                              Australia

                              PG&E Gas Transmission Australia Pty Ltd., incorporated under the laws of Australia, is a wholly owned subsidiary of PG&E Corporation Australian Holdings Pty, Ltd. PG&E Gas Transmission Australia Pty Ltd. was formed to pursue new business development opportunities in Australia.

       1.2.3.4.1.10.3.1.1.2. PG&E Gas Transmission Queensland Pty Ltd (formerly PGT Queensland Pty Ltd) (GTQ) Level 33, Waterfront Place
                              One Eagle Street
                              Brisbane, Queensland 4000
                              Australia

                              GTQ, incorporated under the laws of
                              Australia, is a wholly owned subsidiary of PG&E Corporation Australian Holdings Pty, Ltd. GTQ operated a natural gas pipeline and associated facilities in Australia capable of transporting natural gas within the State of Queensland.

       1.2.3.4.1.10.3.1.1.3. PG&E Gas Transmission Unit Holdings Pty Ltd (formerly PGT Victoria Pty Ltd.) (GTUH) Level 33, Waterfront Place
                              One Eagle Street
                              Brisbane, Queensland 4000
                              Australia

                              GTUH, incorporated under the laws of
                              Australia, is a wholly owned subsidiary of PG&E Corporation Australian Holdings Pty, Ltd. GTUH was created in anticipation of the expansion of business operations in Australia.

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

       1.2.3.4.1.10.3.1.1.4. PG&E Energy Trading Australia Pty Ltd Level 33, Waterfront Place
                              One Eagle Street
                              Brisbane, Queensland 4000
                              Australia

                              PG&E Energy Trading Australia Pty Ltd,
                              incorporated under the laws of Australia, is a wholly owned subsidiary of PG&E Corporation Australian Holdings Pty, Ltd. PG&E Energy Trading Australia Pty Ltd sells natural gas and provides energy services.

       1.2.3.4.1.10.3.1.1.5.  PG&E Corporation Australia Pty Ltd.
                              (formerly PGT Australia Pty Ltd.)
                              Level 33, Waterfront Place
                              One Eagle Street
                              Brisbane, Queensland 4000
                              Australia

                              PG&E Corporation Australia Pty Ltd.,
                              incorporated under the laws of Australia, is a wholly owned subsidiary of PG&E Corporation Australian Holdings Pty, Ltd. PG&E Corporation Australia Pty Ltd. provides corporate services.

       1.2.3.4.1.10.4.        PG&E Gas Transmission Bundaberg Pty Ltd.
                              Level 33, Waterfront Place One Eagle
                              Street Brisbane, Queensland 4000 Australia

                              PG&E Gas Transmission Bundaberg Pty Ltd, incorporated under the laws of Australia, is a wholly owned subsidiary of PG&E International Inc. and was created to develop projects.

       1.2.3.4.1.10.5.        Rocksavage Services I, Inc.
                              100% owned by PG&E International Inc.

                              One Market, Spear Tower, Suite 2400
                              San Francisco, CA 94105

       1.2.3.4.1.11.          PG&E Generating Company, LLC
                              Delaware Limited Liability Company
                              100% owned by PG&E Shareholdings, Inc.

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.        PG&E Generating Energy Group, LLC
                              Delaware Limited Liability Company
                              100% owned by PG&E Generating Company, LLC

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.1.      Badger Power Corporation
                              Delaware Corporation
                              100% owned by PG&E Generating Energy Group, LLC

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.1.1.    Badger Generating Company, LLC
                              Delaware Limited Liability Company
                              99% owned by Badger Power Corporation
                              1% owned by PG&E Generating Energy Group, LLC

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.2.      BLACK HAWK POWER CORPORATION
                              California Corporation
                              100% owned by PG&E Generating Energy Group, LLC

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

                              100 Pine Street, 20th Floor
                              San Francisco, CA 94111

       1.2.3.4.1.11.1.2.1.    ATHENS GENERATING COMPANY, L.P.
                              Delaware Limited Partnership
                              51% owned by Black Hawk Power Corporation
                              49% owned by Peach I Power Corporation

                              7500 Old Georgetown Rd., 13TH Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.3.      BLACK HAWK III POWER CORPORATION
                              California Corporation
                              100% owned by PG&E Generating Energy Group, LLC

                              100 Pine Street, 20th Floor
                              San Francisco, CA 94111

       1.2.3.4.1.11.1.3.1.    Lake Road Generating Company, L.P.
                              Delaware Limited Partnership
                              51% owned by Black Hawk III Power Corporation 49% owned by Peach IV Power Corporation

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.3.2.    Lake Road Power I, LLC
                              Delaware Limited Liability Company
                              100% owned by Black Hawk III Power
                              Corporation

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.4.      HARLAN POWER CORPORATION
                              California Corporation
                              100% owned by PG&E Generating Energy Group, LLC

                              100 Pine Street, 20th Floor
                              San Francisco, CA 94111

       1.2.3.4.1.11.1.4.1.    UMATILLA GENERATING COMPANY, L.P.
                              Delaware Limited Partnership
                              51% owned by Harlan Power Corporation
                              49% owned by Juniper Power Corporation

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.5.      PEACH I POWER CORPORATION
                              Delaware Corporation
                              100% owned by PG&E Generating Energy Group, LLC

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.5.1.    Athens Generating Company, L.P.
                              Delaware Limited Partnership
                              51% owned by Black Hawk Power Corporation
                              49% owned by Peach I Power Corporation

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.6.      PEACH IV POWER CORPORATION
                              Delaware Corporation
                              100% owned by PG&E Generating Energy Group, LLC

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.6.1.    Lake Road Generating Company, L.P.
                              Delaware Limited Partnership
                              51% owned by Black Hawk III Power Corporation 49% owned by Peach IV Power Corporation

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                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.6.2.    Lake Road Power II, LLC
                              Delaware Limited Liability Corporation
                              100% owned by Peach IV Power Corporation

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.7.      JUNIPER POWER CORPORATION
                              Delaware Corporation
                              100% owned by PG&E Generating Energy Group, LLC


                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.7.1.    Umatilla Generating Company, L.P.
                              Delaware Limited Partnership
                              51% owned by Black Harlan Power Corporation
                              49% owned by Juniper Power Corporation

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814


       1.2.3.4.1.11.1.8.      PLOVER POWER CORPORATION
                              California Corporation
                              100% owned by PG&E Energy Group, LLC

                              100 Pine Street, 20th Floor
                              San Francisco, CA 94111

       1.2.3.4.1.11.1.8.1. MANTUA CREEK GENERATING COMPANY, L.P. Delaware Limited Partnership
                              51% owned by Plover Power Corporation
                              49% owned by Beech Power Corporation

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.8.2.    Mantua Creek Urban Renewal, L.P.
                              Delaware Limited Partnership
                              51% owned by Plover Power Corporation
                              49% owned by Beech Power Corporation

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.9.      BEECH POWER CORPORATION
                              Delaware Corporation
                              100% owned by PG&E Generating Energy Group, LLC

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.9.1. Mantua Creek Generating Company, L.P. Delaware Limited Partnership
                              51% owned by Plover Power Corporation
                              49% owned by Beech Power Corporation

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.9.2.    Mantua Creek Urban Renewal, L.P.
                              Delaware Limited Partnership
                              51% owned by Plover Power Corporation
                              49% owned by Beech Power Corporation

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.10.     BLACK HAWK II POWER CORPORATION
                              California Corporation

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                              100% owned by PG&E Generating Energy Group,
                              LLC

                              100 Pine Street, 20th Floor
                              San Francisco, CA 94111

       1.2.3.4.1.11.1.10.1.   MILLENNIUM POWER PARTNERS, L.P.
                              Delaware Limited Partnership
                              51% owned by Black Hawk II Power Corporation
                              49% owned by Peach III Power Corporation

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.10.2.   Millennium Power I, LLC
                              Delaware Limited Liability Company
                              100% owned by Black Hawk II Power
                              Corporation

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.11.     PEACH III POWER CORPORATION
                              Delaware corporation
                              100% owned by PG&E Generating Energy Group, LLC

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.11.1.   Millennium Power Partners, L.P.
                              Delaware Limited Partnership
                              51% owned by Black Hawk II Power Corporation
                              49% owned by Peach III Power Corporation

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.11.2.   Millennium Power II, LLC
                              Delaware Limited Liability Company
                              100% owned by Peach III Power Corporation

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.12.     USGen NEW ENGLAND, INC.
                              Delaware Corporation
                              100% owned by PG&E Generating Energy Group, LLC

                              7500 Old Georgetown Rd., 13t Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.12.1.   USGen Services Company, LLC
                              Delaware Limited Liability Company
                              100% owned by USGen New England, Inc.

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.13.     KENNERDELL POWER CORPORATION
                              Delaware Corporation
                              100% owned by PG&E Generating Energy Group, LLC

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.13.1.   KENNERDELL GENERATING COMPANY, LLC
                              Delaware Limited Liability Company
                              99% owned by Kennerdell Power Corporation
                              1% owned by PG&E Generating Energy Group,LLC

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.14.     LA PALOMA POWER CORPORATION
                              Delaware corporation
                              100% owned by PG&E Generating Energy Group, LLC

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.14.1.   LA PALOMA GENERATING COMPANY, LLC
                              Delaware Limited Liability Company
                              99% owned by La Paloma Power Corporation
                              1% owned by PG&E Generating Energy Group,LLC

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.15.     LIBERTY GENERATING CORPORATION
                              Delaware Corporation
                              100% owned by PG&E Generating Energy Group,LLC

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.15.1.   LIBERTY GENERATING COMPANY, LLC
                              Delaware Limited Liability Company
                              99% owned by Liberty Generating Corporation
                              1% owned by PG&E Generating Energy Group,LLC

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.16.     OTAY MESA POWER CORPORATION
                              Delaware Corporation
                              100% owned by PG&E Generating Energy Group,LLC

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.16.1.   OTAY MESA GENERATING COMPANY, LLC
                              Delaware Limited Liability Company
                              99% owned by Otay Mesa Power Corporation
                              1% owned by PG&E Generating Energy Group,LLC

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.17.     Bluebonnet Power Corporation
                              Delaware Corporation
                              100% owned by PG&E Generating Energy Group,LLC

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.17.1.   Bluebonnet Generating Company, LLC
                              Delaware Limited Liability Company
                              99% owned by Bluebonnet Power Corporation
                              1% owned by PG&E Generating Energy Group, LLC

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.18.     First Arizona Land Corporation
                              Delaware Corporation
                              100% owned by PG&E Generating Energy Group, LLC

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.19.     Harquahala Power Corporation
                              Delaware Corporation
                              100% owned by PG&E Generating Energy Group,LLC

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.19.1.   Harquahala Generating Company, LLC
                              Delaware Limited Liability Company
                              99% owned by Harquahala Power Corporation
                              1% owned by PG&E Generating Energy Group,LLC

       1.2.3.4.1.11.1.20.     Madison Wind Power Corporation
                              Delaware Corporation
                              100% owned by PG&E Generating Energy Group,LLC

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.20.1    Madison Windpower, LLC
                              Delaware Limited Liability Company
                              99% owned by Madison Wind Power Corporation
                              1% owned by PG&E Generating Energy Group, LLC

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.21.     Okeechobee Power Corporation
                              Delaware Corporation
                              100% owned by PG&E Generating Energy Group,LLC

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.21.1.   Okeechobee Generating Company, LLC
                              Delaware Limited Liability Company
                              99& owned by Okeechobee Power Corporation
                              1% owned by PG&E Generating Energy Group,LLC

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.22.     PG&E Generating New England, Inc.
                              Delaware Corporation
                              100% owned by PG&E Generating Energy Group,LLC

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.22.1.   PG&E Generating New England, LLC
                              Delaware Limited Liability Company
                              100% owned by PG&E Generating New England, Inc.

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.23.     PG&E Dispersed Power Corporation
                              Delaware Corporation
                              100% owned by PG&E Generating Energy Group,LLC

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.23.1. PG&E Dispersed Generating Company, LLC Delaware Limited Liability Company
                              99% owned by PG&E Dispersed Power
                              Corporation
                              1% owned by PG&E Generating Energy Group,LLC

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.24.     Covert Power Corporation
                              Delaware Corporation
                              100% owned by PG&E Generating Energy Group,LLC

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.1.24.1.   Covert Generating Company, LLC
                              Delaware Limited Liability Company
                              99% owned by Covert Power Corporation
                              1% owned by PG&E Generating Energy Group,LLC

                              7500 Old Georgetown Rd., 13th Floor

                              Bethesda, MD 20814

      1.2.3.4.1.11.2.         PG&E Generating Power Group, LLC
                              Delaware Limited Liability Company
                              100% owned by PG&E Generating Company, LLC

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

      1.2.3.4.1.11.2.1.       Aplomado Power Corporation
                              California Corporation
                              100% owned by PG&E Generating Power Group, LLC

                              100 Pine Street, 20th Floor
                              San Francisco, CA 94111

      1.2.3.4.1.11.2.2.       Beale Generating Company
                              (formerly J. Makowski Company, Inc.)
                              Delaware corporation
                              89% owned by PG&E Generating Power Group, LLC

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

      1.2.3.4.1.11.2.2.1. Indian Orchard Generating Company, Inc. Delaware Corporation
                              100% owned by Beale Generating Company

                              7500 Old Georgetown Road
                              Bethesda, MD 20814

      1.2.3.4.1.11.2.2.1.1.   MASSPOWER, LLC
                              (formerly Masspower, Inc.)
                              Delaware Limited Liability Company
                              49% owned by Indian Orchard Generating
                              Company, Inc.

                              One Bowdoin Square
                              Boston, MA 02114

      1.2.3.4.1.11.2.2.1.1.1. MASSPOWER
                              Massachusetts general partnership
                              30% owned by MASSPOWER, L.L.C.

                              One Bowdoin Square
                              Boston, MA 02114

      1.2.3.4.1.11.2.2.2.     JMC Altresco, Inc.
                              Colorado corporation
                              100% owned by Beale Generating Company

                              One Bowdoin Square
                              Boston, MA 02114

      1.2.3.4.1.11.2.2.2.1.   Altresco, Inc.
                              Colorado corporation
                              100% owned by JMC Altresco, Inc.

                              One Bowdoin Square
                              Boston, MA 02114

      1.2.3.4.1.11.2.2.2.1.1. Pittsfield Generating Company, L.P.
                              (formerly Altresco Pittsfield, L.P.)
                              Delaware partnership
                              99% owned by Altresco, Inc.
                              1% owned by Pittsfield Partners, Inc.

                              One Bowdoin Square
                              Boston, MA 02114

      1.2.3.4.1.11.2.2.2.2.   Berkshire Pittsfield, Inc.
                              Colorado corporation
                              100% owned by JMC Altresco, Inc.

                              One Bowdoin Square
                              Boston, MA 02114

    1.2.3.4.1.11.2.2.2.2.1.   Berkshire Feedline Acquisition Limited
                              Partnership

                              Massachusetts partnership
                              1% owned by Berkshire Pittsfield, Inc.

                              One Bowdoin Square
                              Boston, MA 02114

    1.2.3.4.1.11.2.2.2.3.     Pittsfield Partners, Inc.
                              Colorado corporation
                              100% owned by JMC Altresco, Inc.

                              One Bowdoin Square
                              Boston, MA 02114

                              Pittsfield Partners, Inc. holds a 1% LP
                              Interest in Pittsfield Generating Company, L.P.

    1.2.3.4.1.11.2.2.2.3.     Pittsfield Generating Company, L.P.
                              (formerly Altresco Pittsfield, L.P.)
                              Delaware partnership
                              99% owned by Altresco, Inc.
                              1% owned by Pittsfield Partners, Inc.

                              One Bowdoin Square
                              Boston, MA 02114

    1.2.3.4.1.11.2.2.3.       JMC Iroquois, Inc.
                              Delaware corporation
                              100% owned by Beale Generating Company

                              One Bowdoin Square
                              Boston, MA 02114

    1.2.3.4.1.11.2.2.3.1.     Iroquois Gas Transmission System
                              Delaware partnership
                              4.93% owned by JMC Iroquois, Inc.

                              One Bowdoin Square
                              Boston, MA 02114

    1.2.3.4.1.11.2.2.4.       JMC Selkirk Holdings, Inc.
                              Delaware corporation
                              100% owned by Beale Generating Company

                              One Bowdoin Square
                              Boston, MA 02114

    1.2.3.4.1.11.2.2.4.1.     JMC Selkirk, Inc.
                              Delaware corporation
                              100% owned by JMC Selkirk Holdings, Inc.

                              One Bowdoin Square
                              Boston, MA 02114

    1.2.3.4.1.11.2.2.4.1.1.   PentaGen Investors, L.P.
                              (formerly JMCS I INVESTORS, L.P.)
                              Delaware partnership
                              46.57%owned by JMC Selkirk, Inc.
                              3.43% owned by JMCS I Holdings, Inc.

                              One Bowdoin Square
                              Boston, MA 02114

    1.2.3.4.1.11.2.2.4.1.1.1. Selkirk Cogen Partners, L.P.
                              Delaware partnership
                              5.2502% owned by Pentagen Investors, L.P.
                              2.0417% directly owned by JMC Selkirk, Inc.

                              One Bowdoin Square
                              Boston, MA 02114

  1.2.3.4.1.11.2.2.4.1.1.1.1. Selkirk Cogen Funding Corporation
                              Delaware corporation
                              100% owned by Selkirk Cogen Partners, L.P.

                              One Bowdoin Square
                              Boston, MA 02114

  1.2.3.4.1.11.2.2.4.1.2.     Selkirk Cogen Partners,L.P.
                              Delaware partnership
                              5.2502% owned by Pentagen Investors, L.P.
                              2.0417% directly owned by JMC Selkirk, Inc.

                              One Bowdoin Square
                              Boston, MA 02114

  1.2.3.4.1.11.2.2.4.1.2.1.   Selkirk Cogen Funding Corporation
                              Delaware corporation
                              100% owned by Selkirk Cogen Partners, L.P.

                              One Bowdoin Square
                              Boston, MA 02114

  1.2.3.4.1.11.2.2.4.2.       JMCS I Holdings, Inc.
                              Delaware corporation
                              100% owned by JMC Selkirk Holdings, Inc.

                              One Bowdoin Square
                              Boston, MA 02114

  1.2.3.4.1.11.2.2.4.2.1.     PentaGen Investors, L.P.
                              (formerly JMCS I INVESTORS, L.P.)
                              Delaware partnership
                              46.57%owned by JMC Selkirk, Inc.
                              3.43% owned by JMCS I Holdings, Inc.

                              One Bowdoin Square
                              Boston, MA 02114

  1.2.3.4.1.11.2.2.4.2.1.1.   Selkirk Cogen Partners, L.P.
                              Delaware partnership
                              5.2502% owned by Pentagen Investors, Inc.

                              2.0417% owned by JMC Selkirk, Inc.
                              One Bowdoin Square
                              Boston, MA 02114

  1.2.3.4.1.11.2.2.4.2.1.1.1. Selkirk Cogen Funding Corporation
                              Delaware corporation
                              100% owned by Selkirk Cogen Partners, L.P.

                              One Bowdoin Square
                              Boston, MA 02114

  1.2.3.4.1.11.2.2.5.         Orchard Gas Corporation
                              Delaware corporation
                              100% owned by Beale Generating Company

                              One Bowdoin Square
                              Boston, MA 02114

  1.2.3.4.1.11.2.3.           Mason Generating Company
                              Delaware corporation
                              89% owned by PG&E Generating Power Group, LLC

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

  1.2.3.4.1.11.2.3.1.         Bowdoin Storage Services, Inc.
                              Delaware corporation

                            100% owned by Mason Generating Company

                            One Bowdoin Square
                            Boston, MA 02114

       1.2.3.4.1.11.2.3.2.  J. Makowski Associates, Inc.
                            Massachusetts corporation
                            100% owned by Mason Generating Company

                            One Bowdoin Square
                            Boston, MA 02114

       1.2.3.4.1.11.2.3.3.  JMC Avoca, Inc.
                            Delaware corporation
                            100% owned by Mason Generating Company

                            One Bowdoin Square
                            Boston, MA 02114

       1.2.3.4.1.11.2.3.3.1.  Avoca Natural Gas Storage
                              New York general partnership
                              46.88% owned by JMC Avoca, Inc.

                              One Bowdoin Square
                              Boston, MA 02114

       1.2.3.4.1.11.2.3.4.  JMC Cayuta, Inc.
                            Delaware Corporation
                            100% owned by Mason Generating Company

                            One Bowdoin Square
                            Boston, MA 02114

       1.2.3.4.1.11.2.3.5.  JMC Steuben, Inc.
                            Delaware Corporation
                            100% owned by Mason Generating Company

                            One Bowdoin Square
                            Boston, MA 02114

       1.2.3.4.1.11.2.3.6.  Steuben Pipeline Services, Inc.
                            Delaware Corporation
                            100% owned by Mason Generating Company

                            One Bowdoin Square
                            Boston, MA 02114

       1.2.3.4.1.11.2.4.  BLACK HAWK I POWER CORPORATION
                          California Corporation
                          100% owned by PG&E Generating Power Group, LLC

                          100 Pine Street, 20th Floor
                          San Francisco, CA 94111

       1.2.3.4.1.11.2.5.  PEACH II POWER CORPORATION
                          Delaware Corporation
                          100% owned by PG&E Generating Power Group, LLC

                          7500 Old Georgetown Rd., 13th Floor
                          Bethesda, MD 20814

       1.2.3.4.1.11.2.6.  BRODIA ENTERPRISES
                          California Corporation
                          100% owned by PG&E Generating Power Group, LLC

                          100 Pine Street, 20th Floor
                          San Francisco, CA 94111

       1.2.3.4.1.11.2.6.1.  WALLKILL GENERATING COMPANY, L.P.
                            Delaware Limited Partnership
                            51% owned by Brodia Enterprises
                            49% owned by Dogwood Power Corporation

                            7500 Old Georgetown Rd., 13th Floor
                            Bethesda, MD 20814

       1.2.3.4.1.11.2.7.  DOGWOOD POWER CORPORATION
                          Delaware Corporation
                          100% owned by PG&E Generating Power Group, LLC

                          7500 Old Georgetown Rd., 13th Floor
                          Bethesda, MD 20814

       1.2.3.4.1.11.2.7.1.  WALLKILL GENERATING COMPANY, L.P.
                            Delaware Limited Partnership
                            51% owned by Brodia Enterprises
                            49% owned by Dogwood Power Corporation

                            7500 Old Georgetown Rd., 13th Floor
                            Bethesda, MD 20814

       1.2.3.4.1.11.2.8.  Eagle Power Corporation
                          California Corporation
                          100% owned by PG&E Generating Power Group, LLC

                          100 Pine Street, 20th Floor
                          San Francisco, CA 94111

       1.2.3.4.1.11.2.8.1.  Granite Generating Company, L.P.
                            Delaware Limited Partnership
                            50% owned by Eagle Power Corporation

                            7500 Old Georgetown Rd., 13th Floor
                            Bethesda, MD 20814

       1.2.3.4.1.11.2.8.1.1.  Granite Water Supply Company, Inc.
                              Delaware Corporation
                              100% owned by Granite Generating Company,
                              L.P.

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.2.8.2.  Keystone Cogeneration Company, L.P.
                            Delaware Limited Partnership
                            50% owned by Eagle Power Corporation

                            7500 Old Georgetown Rd., 13th Floor
                            Bethesda, MD 20814

       1.2.3.4.1.11.2.8.2.1. Keystone Urban Renewal Limited Partnership Delaware Limited Partnership
                              99% owned by Keystone Cogeneration
                              Company, L.P.
                              1% owned by Granite Generating
                              Company, L.P.

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.2.8.3.  Logan Generating Company, L.P.
                            Delaware Limited Partnership
                            50% owned by Eagle Power Corporation

                            7500 Old Georgetown Rd., 13th Floor
                            Bethesda, MD 20814

       1.2.3.4.1.11.2.9.  Larkspur Power Corporation
                          California Corporation
                          100% owned by PG&E Generating Power Group, LLC

                          100 Pine Street, 20th Floor
                          San Francisco, CA 94111

       1.2.3.4.1.11.2.9.1.  Hermiston Generating Company, L.P.
                            Delaware Limited Partnership
                            80% owned by Larkspur Power Corporation
                            20% owned by Buckeye Power Corporation

                            7500 Old Georgetown Rd., 13th Floor
                            Bethesda, MD 20814

       1.2.3.4.1.11.2.10.  Buckeye Power Corporation
                           100% owned by PG&E Generating Power Group, LLC

                           7500 Old Georgetown Rd., 13th Floor
                           Bethesda, MD 20814

       1.2.3.4.1.11.2.10.1.  Hermiston Generating Company, L.P.
                             Delaware Limited Partnership
                             80% owned by Larkspur Power Corporation
                             20% owned by Buckeye Power Corporation

                             7500 Old Georgetown Rd., 13th Floor
                             Bethesda, MD 20814

       1.2.3.4.1.11.2.11.  RAPTOR HOLDINGS COMPANY
                           California Corporation
                           100% owned by PG&E Generating Power Group, LLC

                           100 Pine Street, 20th Floor
                           San Francisco, CA 94111

       1.2.3.4.1.11.2.11.1.  GRAY HAWK POWER CORPORATION
                             Delaware Corporation
                             100% owned by Raptor Holdings Company

                             7500 Old Georgetown Rd., 13th Floor
                             Bethesda, MD 20814

       1.2.3.4.1.11.2.11.1.1.  CEDAR BAY COGENERATION, INC.
                               Delaware Corporation
                               100% owned by Gray Hawk Power Corporation

                               7500 Old Georgetown Rd., 13th Floor
                               Bethesda, MD 20814

       1.2.3.4.1.11.2.11.1.1.1.  CEDAR BAY GENERATING COMPANY,
                                 Limited Partnership
                                 Delaware Limited Partnership
                                 80% owned by Cedar Bay Cogeneration,
                                 Inc.

                                 7500 Old Georgetown Rd., 13th Floor
                                 Bethesda, MD 20814

       1.2.3.4.1.11.2.11.2.  PG&E MANAGEMENT SERVICES COMPANY
                             California Corporation
                             100% owned by Raptor Holdings Company

                             100 Pine Street, 20th Floor
                             San Francisco, CA 94111

       1.2.3.4.1.11.2.12.  RED TAIL POWER CORPORATION
                           California Corporation
                           100% owned by PG&E Generating Power Group, LLC

                           100 Pine Street, 20th Floor
                           San Francisco, CA 94111

       1.2.3.4.1.11.2.13.  TOYAN ENTERPRISES
                           California Corporation
                           100% owned by PG&E Generating Power Group, LLC

                           7500 Old Georgetown Rd., 13th Floor
                           Bethesda, MD 20814

       1.2.3.4.1.11.2.13.1. INDIANTOWN COGENERATION, L.P.
                            Delaware Limited Partnership
                            30.05% owned by Toyan Enterprises
                            24.817% of 19.95% owned by Indiantown Project Investment Partnership, L.P.

                            7500 Old Georgetown Rd., 13th Floor
                            Bethesda, MD 20814

       1.2.3.4.1.11.2.13.2.  INDIANTOWN PROJECT INVESTMENT PARTNERSHIP,
                             L.P.

                                 Delaware Limited Partnership
                                 24.817% owned by Toyan Enterprises

                                 7500 Old Georgetown Rd., 13th Floor
                                 Bethesda, MD 20814

       1.2.3.4.1.11.2.13.2.1.    INDIANTOWN COGENERATION, L.P.
                                 Delaware Limited Partnership
                                 30.06% owned by Toyan Enterprises
                                 19.95% owned by Indiantown Project
                                 Investment Partnership, L.P.

                                 7500 Old Georgetown Rd., 13th Floor
                                 Bethesda, MD 20814

       1.2.3.4.1.11.2.13.2.1.1.  INDIANTOWN COGENERATION FUNDING
                                 CORPORATION
                                 Delaware Corporation
                                 100% owned by Indiantown Cogeneration,
                                 L.P.

                                 7500 Old Georgetown Rd., 13th Floor
                                 Bethesda, MD 20814

       1.2.3.4.1.11.2.14.        SPRUCE POWER CORPORATION
                                 Delaware Corporation
                                 100% owned by PG&E Generating Power Group, LLC

                                 7500 Old Georgetown Rd., 13th Floor
                                 Bethesda, MD 20814

       1.2.3.4.1.11.2.14.1.      Spruce Limited Partnership
                                 Delaware Limited Partnership
                                 34% owned by Spruce Power Corporation

                                 7500 Old Georgetown Rd., 13th Floor
                                 Bethesda, MD 20814

       1.2.3.4.1.11.2.14.2. COLSTRIP ENERGY, LIMITED PARTNERSHIP Montana Limited Partnership
                                 37.5% owned by Harrier Power Corporation
                                 37.5% owned by Spruce Limited Partnership

                                 314 N. Last Chance Gulch
                                 Helena, MT 59624

       1.2.3.4.1.11.2.15.        SYCAMORE POWER CORPORATION
                                 Delaware Corporation
                                 100% owned by PG&E Generating Power Group, LLC

                                 7500 Old Georgetown Rd., 13th Floor
                                 Bethesda, MD 20814

        1.2.3.4.1.11.2.16.       WILLOW POWER CORPORATION
                                 Delaware Corporation
                                 100% owned by PG&E Generating Power Group,LLC

                                 7500 Old Georgetown Rd., 13th Floor
                                 Bethesda, MD 20814

       1.2.3.4.1.11.2.16.1. ROTTERDAM GENERATING COMPANY, L.P. Delaware Limited Partnership
                                 49% owned by Cormorant Power Corporation
                                 49% owned by Willow Power Corporation
                                 2% owned by PG&E Shareholdings, Inc.

                                 7500 Old Georgetown Rd., 13th Floor
                                 Bethesda, MD 20814

       1.2.3.4.1.11.2.17.        MERLIN POWER CORPORATION
                                 California Corporation
                                 100% owned by PG&E Generating Power Group, LLC

                                 100 Pine Street, 20th Floor
                                 San Francisco, CA 94111

       1.2.3.4.1.11.2.17.1.  FELLOWS GENERATING COMPANY, L.P.
                             Delaware Limited Partnership
                             51% owned by Merlin Power Corporation

                             7500 Old Georgetown Rd., 13th Floor
                             Bethesda, MD 20814

       1.2.3.4.1.11.2.18.  OSPREY POWER CORPORATION
                           California Corporation
                           100% owned by PG&E Generating Power Group, LLC

                           100 Pine Street, 20th Floor
                           San Francisco, CA 94111

       1.2.3.4.1.11.2.18.1. EAST SYRACUSE GENERATING COMPANY, L.P. Delaware Limited Partnership
                              50% owned by Osprey Power Corporation
                              50% owned by Magnolia Power Corporation

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.2.18.2.  MAGNOLIA POWER CORPORATION
                             Delaware Corporation
                             100% owned by Osprey Power Corporation

                             7500 Old Georgetown Rd., 13th Floor
                             Bethesda, MD 20814

       1.2.3.4.1.11.2.18.2.1. EAST SYRACUSE GENERATING COMPANY, L.P. Delaware Limited Partnership
                               50% owned by Osprey Power Corporation
                               50% owned by Magnolia Power Corporation

                               7500 Old Georgetown Rd., 13th Floor
                               Bethesda, MD 20814

       1.2.3.4.1.11.2.19.  PACIFIC ENERGY SERVICES COMPANY
                           California Corporation
                           100% owned by PG&E Generating Power Group, LLC

                           100 Pine Street, 20th Floor
                           San Francisco, CA 94111

       1.2.3.4.1.11.2.20.  PELICAN POWER CORPORATION
                           California Corporation
                           100% owned by PG&E Generating Power Group, LLC

                           100 Pine Street, 20th Floor
                           San Francisco, CA 94111

       1.2.3.4.1.11.2.20.1.  OKEELANTA POWER LIMITED PARTNERSHIP
                             Delaware Limited Partnership
                             37.54% owned by Pelican Power Corporation

                             316 Royal Poinciana Plaza
                             Palm Beach, FL 33480

       1.2.3.4.1.11.2.21.  PEREGRINE POWER CORPORATION
                           California Corporation
                           100% owned by PG&E Generating Power Group, LLC

                           100 Pine Street, 20th Floor
                           San Francisco, CA 94111

       1.2.3.4.1.11.2.21.1.  CHAMBERS COGENERATION, LIMITED
                             PARTNERSHIP
                             Delaware Limited Partnership
                             50% owned by Peregrine Power Corporation

                             7500 Old Georgetown Rd., 13th Floor
                             Bethesda, MD 20814

       1.2.3.4.1.11.2.22.  HARRIER POWER CORPORATION
                           California Corporation
                           100% owned by PG&E Generating Power Group, LLC

                           100 Pine Street, 20th Floor
                           San Francisco, CA 94111

       1.2.3.4.1.11.2.22.1.  COLSTRIP ENERGY, LIMITED PARTNERSHIP
                             Montana Limited Partnership
                             37.5% owned by Harrier Power Corporation
                             37.5% owned by Spruce Limited Partnership

                             314 N. Last Chance Gulch
                             Helena, MT 59624

       1.2.3.4.1.11.2.23.  HERON POWER CORPORATION
                           California Corporation
                           100% owned by PG&E Generating Power Group, LLC

                           100 Pine Street, 20th Floor
                           San Francisco, CA 94111

       1.2.3.4.1.11.2.23.1.  GATOR GENERATING COMPANY, L.P.
                             Delaware Limited Partnership
                             79.2% owned by Heron Power Corporation

                             7500 Old Georgetown Rd., 13th Floor
                             Bethesda, MD 20814

       1.2.3.4.1.11.2.24.  JAEGER POWER CORPORATION
                           California Corporation
                           100% owned by PG&E Generating Power Group, LLC

                           100 Pine Street, 20th Floor
                           San Francisco, CA 94111

       1.2.3.4.1.11.2.24.1.  NORTHAMPTON GENERATING COMPANY, L.P.
                             Delaware Limited Partnership
                             50% owned by Jaeger Power Corporation

                             7500 Old Georgetown Rd., 13th Floor
                             Bethesda, MD 20814

       1.2.3.4.1.11.2.24.1.1. NORTHAMPTON FUEL SUPPLY COMPANY, INC. Delaware Corporation
                               100% owned by Northampton Generating
                               Company, L.P.

                               7500 Old Georgetown Rd., 13th Floor
                               Bethesda, MD 20814

       1.2.3.4.1.11.2.24.1.2.  NORTHAMPTON WATER SUPPLY, INC.
                               Delaware Corporation
                               100% owned by Northampton Generating
                               Company, L.P.

                               7500 Old Georgetown Rd., 13th Floor
                               Bethesda, MD 20814

       1.2.3.4.1.11.2.25.  KESTREL POWER CORPORATION
                           California Corporation
                           100% owned by PG&E Generating Power Group, LLC

                           100 Pine Street, 20th Floor
                           San Francisco, CA 94111

       1.2.3.4.1.11.2.26.  GOSHAWK POWER CORPORATION
                           California Corporation
                           100% owned by PG&E Generating Power Group, LLC

                           100 Pine Street, 20th Floor
                           San Francisco, CA 94111

       1.2.3.4.1.11.2.27.  FALCON POWER CORPORATION
                           California Corporation
                           100% owned by PG&E Generating Power Group, LLC

                           100 Pine Street, 20th Floor
                           San Francisco, CA 94111

       1.2.3.4.1.11.2.27.1.  SCRUBGRASS GENERATING COMPANY, L.P.
                             Delaware Limited Partnership
                             25.13% owned by Falcon Power Corporation
                             24.87% owned by Scrubgrass Power Corp.

                             7500 Old Georgetown Rd., 13th Floor
                             Bethesda, MD 20814

       1.2.3.4.1.11.2.27.2.  SCRUBGRASS POWER CORP.
                             Pennsylvania Corporation
                             100% owned by Falcon Power Corporation

                             7500 Old Georgetown Rd., 13th Floor
                             Bethesda, MD 20814

       1.2.3.4.1.11.2.27.2.1. SCRUBGRASS GENERATING COMPANY, L.P. Delaware Limited Partnership
                               25.13% owned by Falcon Power Corporation
                               24.87% owned by Scrubgrass Power Corp.

                               7500 Old Georgetown Rd., 13th Floor
                               Bethesda, MD 20814

       1.2.3.4.1.11.2.27.2.1.1.  CLEARFIELD PROPERTIES, INC.
                                 Delaware Corporation
                                 100% owned by Scrubgrass Generating
                                 Company, L.P.

                                 7500 Old Georgetown Rd., 13th Floor
                                 Bethesda, MD 20814

       1.2.3.4.1.11.2.27.2.1.2.  LEECHBURG PROPERTIES, INC.
                                 Delaware Corporation
                                 100% owned by Scrubgrass Generating
                                 Company, L.P.

                                 7500 Old Georgetown Rd., 13th Floor
                                 Bethesda, MD 20814

       1.2.3.4.1.11.2.28.  DOGWOOD I POWER CORPORATION
                           Delaware Corporation
                           100% owned by PG&E Generating Power Group, LLC

                           7500 Old Georgetown Rd., 13th Floor
                           Bethesda, MD 20814

       1.2.3.4.1.11.2.28.1.  WALLKILL TRANSPORT COMPANY, L.P.
                             Delaware Limited Partnership
                             51% owned by Brodia I Enterprises
                             49% owned by Dogwood I Power Corporation

                             7500 Old Georgetown Rd., 13th Floor
                             Bethesda, MD 20814

       1.2.3.4.1.11.2.29.  EUCALYPTUS POWER CORPORATION
                           Delaware Corporation
                           100% owned by PG&E Generating Power Group, LLC

                           7500 Old Georgetown Rd., 13th Floor
                           Bethesda, MD 20814

       1.2.3.4.1.11.2.29.1.  CITRUS GENERATING COMPANY, L.P.
                             Delaware Limited Partnership
                             49% owned by Cooper's Hawk Power Corporation
                             49% owned by Eucalyptus Power Corporation
                             2% owned by PG&E Shareholdings, Inc.

                             7500 Old Georgetown Rd., 13th Floor
                             Bethesda, MD 20814

       1.2.3.4.1.11.2.30.  WHITE TAIL POWER CORPORATION
                           California Corporation
                           100% owned by PG&E Generating Power Group, LLC

                           100 Pine Street, 20th Floor

                           San Francisco, CA 94111

       1.2.3.4.1.11.2.31.  JACARANDA POWER CORPORATION
                           Delaware Corporation
                           100% owned by PG&E Generating Power Group, LLC

                           7500 Old Georgetown Rd., 13th Floor
                           Bethesda, MD 20814

       1.2.3.4.1.11.2.32.  IBIS POWER CORPORATION
                           California Corporation
                           100% owned by PG&E Generating Power Group, LLC

                           100 Pine Street, 20th Floor
                           San Francisco, CA 94111

       1.2.3.4.1.11.2.33.  BRODIA I ENTERPRISES
                           California Corporation
                           100% owned by PG&E Generating Power Group, LLC

                           100 Pine Street, 20th Floor
                           San Francisco, CA 94111

       1.2.3.4.1.11.2.33.1.  WALLKILL TRANSPORT COMPANY, L.P.
                             Delaware Limited Partnership
                             51% owned by Brodia I Enterprises
                             49% owned by Dogwood I Power Corporation

                             7500 Old Georgetown Rd., 13th Floor
                             Bethesda, MD 20814

       1.2.3.4.1.11.2.34.  CARACARA POWER CORPORATION
                           California Corporation
                           100% owned by PG&E Generating Power Group, LLC

                           100 Pine Street, 20th Floor
                           San Francisco, CA 94111

       1.2.3.4.1.11.2.35.  COOPER'S HAWK POWER CORPORATION
                           California Corporation
                           100% owned by PG&E Generating Power Group, LLC

                           100 Pine Street, 20th Floor
                           San Francisco, CA 94111

       1.2.3.4.1.11.2.35.1.  CITRUS GENERATING COMPANY, L.P.
                             Delaware Limited Partnership
                             49% owned by Cooper's Hawk Power Corporation
                             49% owned by Eucalyptus Power Corporation

                             7500 Old Georgetown Rd., 13th Floor
                             Bethesda, MD 20814

                             The 2% interest is held by PG&E Generating
                             Company

       1.2.3.4.1.11.2.36.  CORMORANT POWER CORPORATION
                           California Corporation
                           100% owned by PG&E Generating Power Group, LLC

                           100 Pine Street, 20th Floor
                           San Francisco, CA 94111

       1.2.3.4.1.11.2.36.1.  ROTTERDAM GENERATING COMPANY, L.P.
                             Delaware Limited Partnership
                             49% owned by Cormorant Power Corporation
                             49% owned by Willow Power Corporation

                             7500 Old Georgetown Rd., 13th Floor
                             Bethesda, MD 20814

                             2% interest is held by PG&E Generating
                             Company

       1.2.3.4.1.11.2.37.  LARCH POWER CORPORATION
                           Delaware Corporation

                              100% owned by PG&E Generating Power Group, LLC

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.2.38.     LOON POWER CORPORATION
                              Delaware Corporation
                              100% owned by PG&E Generating Power Group, LLC

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.3.        PG&E Generating Services, LLC
                              Delaware Limited Liability Company
                              100% owned by PG&E Generating Company, LLC

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.3.1.      J. MAKOWSKI PITTSFIELD, INC.
                              Delaware Corporation
                              100% owned by PG&E Generating Services, LLC

                              One Bowdoin Square
                              Boston, MA 02114

       1.2.3.4.1.11.3.2.      J. MAKOWSKI SERVICES, INC.
                              Delaware Corporation
                              100% owned by PG&E Generating Services, LLC

                              One Bowdoin Square
                              Boston, MA 02114

       1.2.3.4.1.11.3.3.      JMCS I MANAGEMENT, INC.
                              Delaware Corporation
                              100% owned by PG&E Generating Services, LLC

                              One Bowdoin Square
                              Boston, MA 02114

       1.2.3.4.1.11.3.4.      USGen FUEL SERVICES, INC.
                              (formerly JMC Fuel Services, Inc.)
                              Delaware Corporation
                              100% owned by PG&E Generating Services, LLC

                              One Bowdoin Square
                              Boston, MA 02114

       1.2.3.4.1.11.3.5. PG&E Operating Services Holdings, Inc. (formerly PG&E Operating Services Company) California Corporation
                              100% owned by PG&E Generating Services, LLC

                              100 Pine Street, 20th Floor
                              San Francisco, CA 94111

       1.2.3.4.1.11.3.5.1.    USOSC HOLDINGS, INC.
                              Delaware Corporation
                              100% owned by PG&E Operating Services
                              Holdings, Inc.

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.3.5.1.1.  PG&E Operating Services Company
                              (formerly U.S. Operating Services Company)
                              California General Partnership
                              98% owned by PG&E Operating Services
                              Holdings, Inc.
                              2% owned by USOSC Holdings, Inc.

                              7500 Old Georgetown Rd., 13th Floor
                              Bethesda, MD 20814

       1.2.3.4.1.11.3.6.      USGEN HOLDINGS, INC.
                              Delaware Corporation

                                100% Owned by PG&E Generating Services, LLC

                                7500 Old Georgetown Rd., 13th Floor
                                Bethesda, MD 20814

       1.2.3.4.1.11.3.6.1.      PG&E Generating Company
                                (formerly U.S. Generating Company)
                                California General Partnership
                                98% owned by PG&E Operating Services, LLC
                                2% owned by USGen Holdings, Inc.

                                7500 Old Georgetown Rd., 13th Floor
                                Bethesda, MD 20814

       1.2.3.4.1.11.3.6.1.1.    FIRST OREGON LAND CORPORATION
                                Delaware Corporation
                                100% owned by PG&E Generating Company

                                7500 Old Georgetown Rd., 13th Floor
                                Bethesda, MD 20814

       1.2.3.4.1.11.3.6.1.2.    TOPAZ POWER CORPORATION
                                Delaware Corporation
                                100% owned by PG&E Generating Company

                                7500 Old Georgetown Rd., 13th Floor
                                Bethesda, MD 20814

       1.2.3.4.1.11.3.6.1.2.1.  CARNEYS POINT GENERATING COMPANY
                                Delaware General Partnership
                                50% owned by Topaz Power Corporation
                                50% owned by Garnet Power Corporation

                                7500 Old Georgetown Rd., 13th Floor
                                Bethesda, MD 20814

       1.2.3.4.1.11.3.6.1.3.    GARNET POWER CORPORATION
                                Delaware Corporation
                                100% owned by PG&E Generating Company

                                7500 Old Georgetown Rd., 13th Floor
                                Bethesda, MD 20814

       1.2.3.4.1.11.3.6.1.3.1.  CARNEYS POINT GENERATING COMPANY
                                Delaware Partnership
                                50% owned by Topaz Power Corporation
                                50% owned by Garnet Power Corporation

                                7500 Old Georgetown Rd., 13th Floor
                                Bethesda, MD 20814

       1.2.3.4.1.12.            Valley Real Estate, Inc.
                                California Corporation
                                100% owned by PG&E Shareholdings, Inc.

                                One Market, Spear Tower, Suite 2400
                                San Francisco, CA 94105

                                Real estate development.

       1.2.3.4.2.               PG&E Overseas, Inc.
                                California corporation
                                100% owned by PG&E Enterprises

                                One Market, Spear Tower, Suite 2400
                                San Francisco, CA 94105

                                A wholly-owned, non-regulated subsidiary of PG&E Enterprises; U.S. shareholder of PG&E Overseas, Ltd. and PG&E Overseas II, Ltd.

       1.2.3.4.2.1.             PG&E Australia
                                California corporation
                                100% owned by PG&E Overseas, Inc.

                                One Market, Spear Tower, Suite 2400

                       San Francisco, CA 94105

                       A wholly-owned, non-regulated indirect subsidiary of PG&E Enterprises through its ownership of PG&E Overseas, Inc. for business development in Australia.

       1.2.3.4.2.2.    PG&E Overseas, Ltd.
                       Cayman Islands company

                       Maples & Calder
                       P.O. Box 309
                       George Town, Grand Cayman
                       Cayman Islands, B.W.I.

                       A wholly-owned, indirect subsidiary of PG&E
                       Enterprises through its ownership of PG&E Overseas, Inc.; holding company for PG&E Pacific I, Ltd. and PG&E Pacific II, Ltd.

       1.2.3.4.2.2.1.  PG&E Pacific I, Ltd.
                       Cayman Islands company

                       Maples & Calder
                       P.O. Box 309
                       George Town, Grand Cayman
                       Cayman Islands, B.W.I.

                       A non-regulated indirect subsidiary of PG&E
                       Enterprises through its ownership of PG&E Overseas Inc.; an overseas distribution company of PG&E Overseas, Ltd.

       1.2.3.4.2.2.2.  PG&E Pacific II, Ltd.
                       Cayman Islands company

                       Maples & Calder
                       P.O. Box 309
                       George Town, Grand Cayman
                       Cayman Islands, B.W.I.

                       A non-regulated indirect subsidiary of PG&E
                       Enterprises through its ownership of PG&E Overseas Inc.; an overseas distribution company of PG&E Overseas, Ltd.

       1.2.3.4.3.      Quantum Ventures
                       California corporation
                       100% owned by PG&E Enterprises

                       One Market, Spear Tower, Suite 2400
                       San Francisco, CA 94105

                       A wholly-owned, non-regulated subsidiary of PG&E Enterprises; holding company for PG&E Energy Services Corporation.

       1.2.3.4.3.1.    PG&E Energy Services Corporation
                       (formerly Vantus Energy Corporation)
                       California corporation
                       100% owned by Quantum Ventures

                       345 California Street, Suite 2600
                       San Francisco, CA 94104

       1.2.3.4.3.1.1.  Barakat & Chamberlin, Inc.
                       California Corporation
                       100% owned by PG&E Energy Services Corporation

                       345 California Street, Suite 2600
                       San Francisco, CA 94104

       1.2.3.4.3.1.2.  Creston Financial
                       California Corporation
                       100% owned by PG&E Energy Services Corporation

                       345 California Street, Suite 2600
                       San Francisco, CA 94104

       1.2.3.4.3.1.3.  PGCH, Inc.
                       Delaware Corporation
                       50% owned by PG&E Energy Services Corporation

                       c/o The Corporation Trust Company
                       3 Hutton Centre Drive
                       Santa Ana, CA 92707

       1.2.3.4.3.1.4.  Real Estate Energy Solutions, LLC
                       Delaware limited liability company
                       50% owned by PG&E Energy Services Corporation 50% owned by Jones Lang LaSalle Management
                       Services, Inc.

                       888 S.W. Fifth Avenue, Suite 1050
                       Portland, OR 97204

       1.2.3.5.        PG&E Gas Transmission Corporation
                       formerly PG&E Gas Holdings (Gas Transmission) 2100 SW River Parkway
                       Portland, OR 97201

                       Gas Transmission, incorporated under the laws of the State of California, is a gas holding company and is a wholly owned subsidiary of PG&E National Energy Group, Inc. (formerly PG&E Diversified Investments, Inc.)

       1.2.3.5.1. PG&E Gas Transmission, Northeast Corporation 2100 SW River Parkway
                       Portland, Oregon 97201

                       PG&E Gas Transmission, Northeast Corporation, incorporated under the laws of the State of California, is a wholly owned subsidiary of Gas Transmission. PG&E Gas Transmission, Northeast Corporation was created to pursue business opportunities in the Northeast United States.

       1.2.3.5.2. PG&E Gas Transmission, Northwest Corporation (formerly Pacific Gas Transmission Company) 2100 SW River Parkway Portland, Oregon 97201

                       PG&E Gas Transmission, Northwest Corporation, incorporated under the laws of the State of California, is a wholly owned subsidiary of Gas Transmission. PG&E Gas Transmission, Northwest Corporation owns and operates gas transmission pipelines and associated facilities capable of transporting natural gas from the Canadian-U.S. border to the Oregon-California border.

       1.2.3.5.2.1. Pacific Gas Transmission International, Inc. 2100 SW River Parkway
                       Portland, Oregon 97201

                       Pacific Gas Transmission International, Inc.
                       incorporated under the laws of the State of California, is a wholly owned subsidiary of PG&E Gas Transmission, Northwest Corporation. Pacific Gas Transmission International, Inc. previously owned 99% of the beneficial interest of PGT Queensland Unit Trust.

       1.2.3.5.2.2.    Pacific Gas Transmission Company
                       2100 SW River Parkway
                       Portland, Oregon 97201

                       Pacific Gas Transmission Company, incorporated under the laws of the State of California, is a wholly owned subsidiary of PG&E Gas Transmission, Northwest Corporation. Pacific Gas Transmission Company was created to pursue business opportunities in the natural gas business in the United States.

       1.2.3.6. PG&E Gas Transmission, Texas Corporation (GTT) 7330 San Pedro Avenue, Suite 400
                         San Antonio, TX 78216-6236

                         GTT, incorporated under the laws of the State of Delaware, is a wholly owned subsidiary of PG&E National Energy Group, Inc. GTT is a holding company for businesses owning Texas natural gas pipelines, natural gas storage facilities, and natural gas processing plants.

       1.2.3.6.1.        PG&E Texas Natural Gas Company
                         7330 San Pedro Avenue, Suite 400
                         San Antonio, TX 78216-6236

                         PG&E Texas Natural Gas Company, incorporated under the laws of the State of Delaware, is a wholly owned subsidiary of GTT. PG&E Texas Natural Gas Company is a holding company and serves as a general partner of PG&E Texas Gas Partners, L.P., PG&E Texas Management Partnership, L.P., and PG&E-Tex, L.P.

       1.2.3.6.1.1.      PG&E Texas Pipeline Company
                         7330 San Pedro Avenue, Suite 400
                         San Antonio, TX 78216-6236

                         PG&E Texas Pipeline Company, incorporated under the laws of the State of Delaware, is a wholly owned subsidiary of PG&E Texas Natural Gas Company. PG&E Texas Pipeline Company serves as a general partner of PG&E Texas Pipeline, L.P. and PG&E Texas LDC, L.P.

       1.2.3.6.1.1.1.    VT Company
                         1201 North Market Street
                         Wilmington, DE 19899

                         VT Company, incorporated under the laws of the State of Delaware, is a wholly owned subsidiary of PG&E Texas Pipeline Company. VT Company owns a limited partnership interest in PG&E Texas Gas Partners, L.P.

       1.2.3.6.1.1.2.    PG&E Texas Gas Partners, L.P.
                         7330 San Pedro Avenue, Suite 400
                         San Antonio, TX 78216-6236

                         PG&E Texas Gas Partners, L.P., formed under the laws of the State of Delaware, is owned 49.3% by PG&E Texas Pipeline Company, 46.7% by VT Company, 2.7% by PG&E Hydrocarbons Company, 0.3% by PG&E Texas Energy Company, and 1% by PG&E Texas Natural Gas Company. PG&E Texas Gas Partners, L.P. is a natural gas holding company.

       1.2.3.6.1.1.2.1.  PG&E-Tex, L.P.
                         7330 San Pedro Avenue, Suite 400
                         San Antonio, TX 78216-6236

                         PG&E-Tex, L.P., formed under the laws of the State of Delaware, is owned 99% by PG&E Texas Gas Partners, L.P., and 1% by PG&E Texas Natural Gas Company. PG&E-Tex, L.P. owns, operates, and leases gas-related facilities.

       1.2.3.6.1.1.2.2.  PG&E Texas Management Partnership, L.P.
                         7330 San Pedro Avenue, Suite 400
                         San Antonio, TX 78216-6236

                         PG&E Texas Management Partnership, L.P., formed under the laws of the State of Delaware, is owned 99% by PG&E Texas Gas Partners, L.P., and 1% by PG&E Texas Natural Gas Company. PG&E Texas Management Partnership, L.P. serves as a

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                             limited partner of PG&E Hydrocarbons, L.P., PG&E
                             NGL Marketing, L.P., PG&E Texas Pipeline, L.P., PG&E Texas LDC, L.P., PG&E Reata Energy, L.P., PG&E Rivercity Energy, L.P., PG&E Texas VGM, L.P., and PG&E Texas Industrial Energy, L.P.

       1.2.3.6.1.1.2.2.1.    PG&E Hydrocarbons, L.P.
                             7330 San Pedro Avenue, Suite 400
                             San Antonio, TX 78216-6236

                             PG&E Hydrocarbons, L.P., formed under the laws of the State of Delaware, is owned 99% by PG&E Texas Management Partnership, L.P. and 1% by PG&E Hydrocarbons Company. PG&E Hydrocarbons, L.P. processes natural gas.

       1.2.3.6.1.1.2.2.2.    PG&E NGL Marketing, L.P.
                             7330 San Pedro Avenue, Suite 400
                             San Antonio, TX 78216-6236

                             PG&E NGL Marketing, L.P., formed under the laws of the State of Delaware, is owned 99% by PG&E Texas Management Partnership, L.P. and 1% by PG&E Hydrocarbons Company. PG&E NGL Marketing, L.P. owns natural gas pipelines and markets natural gas liquids.

       1.2.3.6.1.1.2.2.3.    PG&E Texas Pipeline, L.P.
                             7330 San Pedro Avenue, Suite 400
                             San Antonio, TX 78216-6236

                             PG&E Texas Pipeline, L.P., formed under the laws of the State of Delaware, is owned 99% by PG&E Texas Management Partnership, L.P. and 1% by PG&E Texas Pipeline Company. PG&E Texas Pipeline, L.P. owns and operates natural gas pipelines and related assets.

       1.2.3.6.1.1.2.2.3.1.  PG&E West Texas Pipeline Company
                             7330 San Pedro Avenue, Suite 400
                             San Antonio, TX 78216-6236

                             PG&E West Texas Pipeline Company, a Texas joint venture, is 50% owned by PG&E Texas Pipeline, L.P., and 50% owned by PG&E Gas Transmission Teco, Inc. PG&E West Texas Pipeline Company operates natural gas pipelines.

       1.2.3.6.1.1.2.2.4.    PG&E Texas LDC, L.P.
                             7330 San Pedro Avenue, Suite 400
                             San Antonio, TX 78216-6236

                             PG&E Texas LDC, L.P., formed under the laws of the State of Delaware, is owned 99% by PG&E Texas Management Partnership, L.P. and 1% by PG&E Texas Pipeline Company.

                             PG&E Texas LDC, L.P. is engaged in natural gas intrastate transmission.

       1.2.3.6.1.1.2.2.5.    PG&E Reata Energy, L.P.
                             7330 San Pedro Avenue, Suite 400
                             San Antonio, TX 78216-6236

                             PG&E Reata Energy, L.P., formed under the laws of the State of Delaware, is owned 99% by PG&E Texas Management Partnership, L.P. and 1% by PG&E Texas Energy Company. PG&E Reata Energy, L.P. markets gas.

       1.2.3.6.1.1.2.2.6.    PG&E Rivercity Energy, L.P.
                             7330 San Pedro Avenue, Suite 400
                             San Antonio, TX 78216-6236

                             PG&E Rivercity Energy, L.P., formed under the

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

                           laws of the State of Delaware, is owned 99% by PG&E Texas Management Partnership, L.P. and 1% by PG&E Texas Energy Company. PG&E Rivercity Energy, L.P. markets gas.

       1.2.3.6.1.1.2.2.7.  PG&E Texas VGM, L.P.
                           7330 San Pedro Avenue, Suite 400
                           San Antonio, TX 78216-6236

                           PG&E Texas VGM, L.P., formed under the laws of the State of Delaware, is owned 99% by PG&E Texas Management Partnership, L.P. and 1% by PG&E Energy Trading Holdings Corporation.
                           PG&E Texas VGM, L.P. markets gas.

       1.2.3.6.1.1.2.2.8.  PG&E Texas Industrial Energy, L.P.
                           7330 San Pedro Avenue, Suite 400
                           San Antonio, TX 78216-6236

                           PG&E Texas Industrial Energy, L.P., formed under the laws of the State of Delaware, is owned 99% by PG&E Texas Management Partnership, L.P. and 1% by PG&E Texas Energy Company. PG&E Texas Industrial Energy, L.P. markets gas.

       1.2.3.6.1.2.        PG&E Hydrocarbons Company
                           7330 San Pedro Avenue, Suite 400
                           San Antonio, TX 78216-6236

                           PG&E Hydrocarbons Company, incorporated under the laws of the State of Delaware, is a wholly owned subsidiary of PG&E Texas Natural Gas Company. PG&E Hydrocarbons Company serves as a general partner of PG&E Hydrocarbons, L.P. and PG&E NGL Marketing, L.P.

       1.2.3.6.1.3.        PG&E Texas Field Services Company
                           7330 San Pedro Avenue, Suite 400
                           San Antonio, TX 78216-6236

                           PG&E Texas Field Services Company, incorporated under the laws of the State of Delaware, is a wholly owned subsidiary of PG&E Texas Natural Gas Company. PG&E Texas Field Services Company is engaged in gas gathering and related services.

       1.2.3.6.1.4.        PG&E Texas Gas Storage Company
                           7330 San Pedro Avenue, Suite 400
                           San Antonio, TX 78216-6236

                           PG&E Texas Gas Storage Company, incorporated under the laws of the State of Delaware, is a wholly owned subsidiary of PG&E Texas Natural Gas Company. PG&E Texas Gas Storage Company leases a gas storage cavern.

       1.2.3.6.1.5.        PG&E Texas Hub Services Company
                           7330 San Pedro Avenue, Suite 400
                           San Antonio, TX 78216-6236

                           PG&E Texas Hub Services Company, incorporated under the laws of the State of Delaware, is a wholly owned subsidiary of PG&E Texas Natural Gas Company. PG&E Texas Hub Services Company provides title transfer tracking service for the Kansas City Board of Trade.

       1.2.3.6.1.6. PG&E Energy Trading Holdings Corporation 7330 San Pedro Avenue, Suite 400
                           San Antonio, TX 78216-6236

                           PG&E Energy Trading Holdings Corporation, incorporated under the laws of the State of Delaware, is a wholly owned subsidiary of PG&E Texas Natural Gas Company. PG&E Energy Trading Holdings Corporation serves as a general partner of PG&E Texas VGM, L.P.

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

       1.2.3.6.1.6.1.  PG&E Texas Energy Company
                       7330 San Pedro Avenue, Suite 400
                       San Antonio, TX 78216-6236

                       PG&E Texas Energy Company, incorporated under the laws of the State of Delaware, is a wholly owned subsidiary of PG&E Energy Trading Holdings Corporation. PG&E Texas Energy Company serves as a general partner of PG&E Reata Energy, L.P., PG&E Rivercity Energy, L.P., and PG&E Texas Industrial Energy, L.P.

       1.2.3.6.2.      PG&E Texas Management Company
                       7330 San Pedro Avenue, Suite 400
                       San Antonio, TX 78216-6236

                       PG&E Texas Management Company, incorporated under the laws of the State of Delaware, is a wholly owned subsidiary of GTT. PG&E Texas Management Company provides administrative services.

       1.2.3.7.        PG&E Gas Transmission Teco, Inc.
                       7330 San Pedro Avenue, Suite 400
                       San Antonio, TX 78216-6236

                       PG&E Gas Transmission Teco, Inc., incorporated under the laws of the State of Delaware, is a wholly owned subsidiary of PG&E National Energy Group, Inc. PG&E
                       Gas Transmission Teco, Inc. has investments in natural gas pipelines, and gas gathering and processing facilities.

       1.2.3.7.1.      Teco Gas Gathering Company
                       7330 San Pedro Avenue, Suite 400
                       San Antonio, TX 78216-6236

                       Teco Gas Gathering Company, incorporated under the laws of the State of Delaware, is a wholly owned subsidiary of PG&E Gas Transmission Teco, Inc. and is in the gas gathering business.

       1.2.3.7.2.      Teco Gas Marketing Company
                       7330 San Pedro Avenue, Suite 400
                       San Antonio, TX 78216-6236

                       Teco Gas Marketing Company, incorporated under the laws of the State of Delaware, is a wholly owned subsidiary of PG&E Gas Transmission Teco, Inc. Teco Gas Marketing Company markets gas.

       1.2.3.7.3.      Teco Gas Processing Company
                       7330 San Pedro Avenue, Suite 400
                       San Antonio, TX 78216-6236

                       Teco Gas Processing Company, incorporated under the laws of the State of Delaware, is a wholly owned subsidiary of PG&E Gas Transmission Teco, Inc. and processes gas.

       1.2.3.7.4.      Teco Gas Services Company
                       7330 San Pedro Avenue, Suite 400
                       San Antonio, TX 78216-6236

                       Teco Gas Services Company, incorporated under the laws of the State of Delaware, is a wholly owned subsidiary of PG&E Gas Transmission Teco, Inc. Teco Gas Services Company markets gas.

       1.2.3.7.4.1.    San Jacinto Industrial Gas Company
                       7330 San Pedro Avenue, Suite 400
                       San Antonio, TX 78216-6236

                       San Jacinto Industrial Gas Company, a Texas general partnership, is owned 50% by Teco Gas Services Company and 50% by PanEnergy Marketing Company

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

                     (not affiliated with Claimant).  San Jacinto
                     Industrial Gas Company is engaged in natural gas marketing.

       1.2.3.7.5.    Teco Industrial Gas Company
                     7330 San Pedro Avenue, Suite 400
                     San Antonio, TX 78216-6236

                     Teco Industrial Gas Company, incorporated under the laws of the State of Delaware, is a wholly owned subsidiary of PG&E Gas Transmission Teco, Inc. Teco Industrial Gas Company serves as a 50% general partner in San Jacinto Gas Transmission Company.

       1.2.3.7.5.1.  San Jacinto Gas Transmission Company
                     7330 San Pedro Avenue, Suite 400
                     San Antonio, TX 78216-6236

                     San Jacinto Gas Transmission Company, a Texas general partnership, is owned 50% by Teco Industrial Gas Company and 50% by Centana Intrastate Pipeline Company (not affiliated with Claimant) and it owns an intrastate pipeline.

       1.2.3.7.6.    MidTexas Pipeline Company
                     7330 San Pedro Avenue, Suite 400
                     San Antonio, TX 78216-6236

                     MidTexas Pipeline Company, a Texas general partnership, is owned 50% by PG&E Gas Transmission Teco, Inc. and 50% by Houston Pipe Line Company (not affiliated with Claimant). MidTexas Pipeline Company owns an intrastate natural gas pipeline.

       1.2.3.7.7.    Jackson County Pipeline System
                     [also known as "Toro Grande" and "Edna (Campeon)
                     System"]
                     7330 San Pedro Avenue, Suite 400
                     San Antonio, TX 78216-6236

                     Jackson County Pipeline System, a Texas joint venture, is owned 50% by PG&E Gas Transmission Teco, Inc. and 50% by Gateway Energy Corporation (not affiliated with Claimant). Jackson County Pipeline System owns an intrastate natural gas pipeline and gathering system.

       1.2.3.7.8.    PG&E West Texas Pipeline Company
                     7330 San Pedro Avenue, Suite 400
                     San Antonio, TX 78216-6236

                     PG&E West Texas Pipeline Company, a Texas joint venture, is 50% owned by PG&E Texas Pipeline, L.P. and 50% owned by PG&E Gas Transmission Teco, Inc. PG&E West Texas Pipeline Company operates natural gas pipelines.

       1.2.4.        PG&E Strategic Capital, Inc.
                     One Market, Spear Tower, Suite 2400
                     San Francisco, CA 94105

                     PG&E Strategic Capital, Inc., incorporated under the laws of Delaware, is a wholly-owned subsidiary of PG&E Corporation. PG&E Strategic Capital, Inc. was formed for general business purposes.

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